Exhibit 99

Monthly Commentary

Attached is the monthly statistical report. It reflects results for October 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications

•                  Total deposits declined by $120 million or 3.9%. The decrease was split between the company’s mortgage escrow funds and short-term certificates of deposit in the retail channel.  Small business deposits grew by $3.2 million or 5.3%.

•                  In the auto lending channel, the weighted average note rate rose by 15 basic points (bps) to 7.36% which constrained production.

•                  Production in the business financing operation broke the $20 million mark for the first time. Production climbed by $5.2 million or 35.2%.

•                  Total mortgage production fell by $75.8 million or 6.1%, while mortgage sales were off by $512 million or 33.8%. Mortgage sales are typically at their low during the first month of the quarter, like October, and then ramp up over the period.

•                  The locked conforming mortgage pipeline showed seasonal weakness heading into the year-end holiday season. Conforming mortgage locks fell by $130 million or 12.3%.

Earnings Outlook

As discussed during last week’s third quarter earnings announcement, management believes the company’s fourth quarter results will look a lot like third quarter’s, exclusive of the $3.5 million provision the company recorded on a limited group of conforming mortgage loans. Management still cautions that two risks could adversely impact anticipated results: 1) Competitive pricing in the conforming and/or non-conforming mortgage channels; and 2) Volatile net servicing results.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1. Business—Risks Relating to NetBank’s Business” in its Annual Report on Form 10-K for the year ended December 31, 2004. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	October 31,	November 30,	December 31,	January 31,	February 28,	March 31,	April 30,
	2004	2004	2004	2005	2005	2005	2005
NETBANK, INC. CONSOLIDATED

Retail customers	251,928	249,196	249,377	247,163	246,116	244,318	244,120
Business customers	20,958	20,933	21,050	21,271	21,287	26,580	26,411
Total customers	272,886	270,129	270,427	268,434	267,403	270,898	270,531

Services per customer (consolidated)	1.74	1.74	1.75	1.77	1.79	1.81	1.81
Services per customer (bank only)	2.24	2.24	2.26	2.28	2.31	2.32	2.32

Total average assets (consolidated)	$4,627,262	$4,779,833	$4,734,276	$4,654,021	$4,504,199	$4,667,279	$4,733,193

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	54%	53%	55%	55%	55%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	53%	53%	53%	54%	55%	56%	57%

Retail deposits	$2,326,316	$2,299,561	$2,299,996	$2,207,693	$2,171,962	$2,232,362	$2,213,902
Small business deposits	54,710	57,000	55,120	56,241	55,623	51,741	55,161
Other deposits	277,573	261,077	288,301	228,446	245,156	308,255	280,509
Total deposits	$2,658,599	$2,617,638	$2,643,417	$2,492,380	$2,472,741	$2,592,358	$2,549,572

Average retail checking account balance	$2,490	$2,483	$2,681	$2,546	$2,649	$2,619	$2,717
Average retail money market account balance	$15,025	$14,810	$14,806	$14,595	$14,695	$14,645	$14,169
Average retail CD balance	$17,158	$17,002	$16,882	$16,655	$16,285	$15,995	$15,736

Average small business checking account balance	$6,747	$7,278	$6,871	$7,040	$6,708	$7,189	$6,655
Average small business money market account balance	$53,307	$54,394	$51,484	$51,440	$50,371	$42,060	$47,540
Average small business CD balance	$36,478	$37,170	$36,739	$31,828	$30,526	$30,932	$29,935

Indirect Auto Lending –
Number of loans	1,175	1,296	1,291	1,280	1,005	1,714	1,812
Production	$23,856	$27,074	$27,981	$27,198	$21,637	$38,543	$40,761
Weighted Average Note Rate	6.39%	6.19%	6.04%	6.34%	6.55%	6.30%	6.48%

Business Equipment Financing —
Production	$14,501	$13,123	$19,214	$12,923	$15,090	$17,884	$15,805

Servicing Portfolio –
Held for sale MSRs	$219,556	$173,414	$193,877	$144,403	$179,178	$201,652	$145,350
Available for sale MSRs	12,979,099	12,883,131	12,699,935	12,647,191	12,534,408	14,819,452	14,644,655
UPB underlying MSRs	13,198,655	13,056,545	12,893,812	12,791,594	12,713,586	15,021,104	14,790,005
Work-in-process and whole loans	3,134,307	3,030,106	2,834,070	2,611,503	2,497,545	2,624,251	2,863,310
Sold but not transferred	712,502	741,808	977,563	1,208,194	885,077	1,052,638	1,189,575
Third party subservicing	1,268	1,280	1,257	1,343	1,406	788	662
Total loans serviced	$17,046,732	$16,829,739	$16,706,702	$16,612,634	$16,097,614	$18,698,781	$18,843,552

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.96%	5.96%	5.96%	5.96%	5.95%	5.89%	5.90%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.32%	0.32%
Delinquency percentage (30+ days)	6.88%	5.96%	5.99%	5.66%	5.34%	4.63%	5.68%
Bankruptcy & foreclosure	1.03%	1.15%	1.20%	1.27%	1.37%	1.48%	1.46%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$786,468	$749,956	$812,990	$627,629	$645,390	$873,407	$714,072
Non-conforming mortgage production	242,354	251,132	278,965	195,440	191,842	242,901	277,677
Total mortgage production	$1,028,822	$1,001,088	$1,091,955	$823,069	$837,232	$1,116,308	$991,749

Refinance loans as a % of production	31%	36%	32%	36%	37%	34%	32%

Conforming mortgage sales	$628,823	$684,589	$1,042,389	$418,374	$691,228	$910,939	$495,551
Non-conforming mortgage sales	226,116	262,474	262,565	269,882	198,554	233,085	227,717
Total mortgage sales	$854,939	$947,063	$1,304,954	$688,256	$889,782	$1,144,024	$723,268

Locked conforming mortgage pipeline	$1,084,298	$906,463	$754,876	$822,452	$989,247	$917,450	$1,152,081

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	7,619	7,816	7,779	7,435	7,720	7,695	7,744
ATMs (proprietary)	548	566	548	501	505	529	481
Total ATMs Serviced	8,167	8,382	8,327	7,936	8,225	8,224	8,225

Merchant Service Terminals	1,687	1,717	1,792	1,986	2,012	2,085	2,122

Insurance Sales Processing –
Number of policies sold	153	148	170	198	135	104	83
Number of policies in force	1,573	1,685	1,768	1,845	1,882	1,901	1,956

	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,
	2005	2005	2005	2005	2005	2005
NETBANK, INC. CONSOLIDATED

Retail customers	243,293	242,946	256,474	256,211	256,077	255,319
Business customers	27,036	25,903	26,093	26,308	26,498	26,650
Total customers	270,329	268,849	282,567	282,519	282,575	281,969

Services per customer (consolidated)	1.82	1.83	1.81	1.82	1.82	1.83
Services per customer (bank only)	2.33	2.32	2.35	2.35	2.36	2.36

Total average assets (consolidated)	$4,823,988	$5,070,401	$4,993,980	$5,154,762	$5,078,613	$4,966,622

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	55%	55%	56%	56%	56%	56%
Direct deposit of payroll penetration (accounts > 90 days)	57%	56%	56%	56%	56%	56%

Retail deposits	$2,249,718	$2,425,525	$2,548,422	$2,635,680	$2,612,775	$2,531,374
Small business deposits	55,916	53,753	56,061	58,500	60,261	$63,473
Other deposits	279,993	316,322	353,287	389,570	371,316	329,735
Total deposits	$2,585,627	$2,795,600	$2,957,770	$3,083,750	$3,044,352	$2,924,582

Average retail checking account balance	$2,600	$2,503	$2,542	$2,424	$2,513	$2,417
Average retail money market account balance	$14,037	$13,574	$13,419	$13,124	$12,919	$12,645
Average retail CD balance	$15,603	$15,436	$15,387	$15,420	$15,387	$14,845

Average small business checking account balance	$6,511	$6,310	$6,645	$6,890	$6,718	$7,489
Average small business money market account balance	$47,368	$43,698	$44,714	$44,768	$45,250	$45,796
Average small business CD balance	$29,923	$30,305	$29,044	$28,483	$26,859	$27,227

Indirect Auto Lending –
Number of loans	1,823	2,090	1,840	2,025	1,252	941
Production	$41,391	$49,686	$43,992	$46,235	$28,278	$22,224
Weighted Average Note Rate	6.63%	6.42%	6.42%	6.76%	7.21%	7.36%

Business Equipment Financing —
Production	$14,642	$16,091	$13,990	$16,621	$14,849	$20,081

Servicing Portfolio –
Held for sale MSRs	$127,977	$210,658	$158,494	$148,928	$249,597	$174,628
Available for sale MSRs	14,468,800	14,221,167	14,013,617	13,754,939	13,600,374	13,437,138
UPB underlying MSRs	14,596,777	14,431,825	14,172,111	13,903,867	13,849,971	13,611,766
Work-in-process and whole loans	2,989,308	3,090,391	3,179,712	3,291,295	3,268,430	3,195,333
Sold but not transferred	932,756	960,773	1,259,483	1,282,962	1,352,262	1,330,591
Third party subservicing	545	949	471	409	259	113
Total loans serviced	$18,519,386	$18,483,938	$18,611,777	$18,478,533	$18,470,922	$18,137,803

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.89%	5.90%	5.90%	5.89%	5.90%	5.89%
Weighted average service fee	0.35%	0.32%	0.32%	0.32%	0.32%	0.32%
Delinquency percentage (30+ days)	5.71%	5.66%	5.90%	5.27%	5.51%	5.64%
Bankruptcy & foreclosure	1.46%	1.56%	1.47%	1.43%	1.47%	1.51%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$848,614	$1,027,584	$932,735	$1,012,968	$936,068	$900,988
Non-conforming mortgage production	285,072	302,480	269,234	304,205	309,771	269,047
Total mortgage production	$1,133,686	$1,330,064	$1,201,969	$1,317,173	$1,245,839	$1,170,035

Refinance loans as a % of production	32%	31%	32%	33%	34%	39%

Conforming mortgage sales	$718,418	$1,071,095	$610,017	$936,711	$1,238,844	$697,468
Non-conforming mortgage sales	253,494	318,554	265,938	301,243	278,359	307,651
Total mortgage sales	$971,912	$1,389,649	$875,955	$1,237,954	$1,517,203	$1,005,119

Locked conforming mortgage pipeline	$1,229,181	$1,200,719	$1,009,914	$1,102,166	$1,053,315	$923,261

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	7,726	7,853	7,904	7,878	7,940	7,921
ATMs (proprietary)	515	415	471	496	505	483
Total ATMs Serviced	8,241	8,268	8,375	8,374	8,445	8,404

Merchant Service Terminals	2,166	2,207	2,224	2,225	2,261	2,276

Insurance Sales Processing –
Number of policies sold	82	109	71	119	100	90
Number of policies in force	1,977	2,024	2,059	2,118	2,171	2,218

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.

All information is unaudited.